Exhibit 99.1

Move, Inc. Announces Fourth Quarter and Full Year 2007 Financial Results

WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Move, Inc. (NASDAQ: MOVE) reported financial results for the fourth quarter and full year ended December 31, 2007.

Revenue for the full year 2007 was $286.3 million compared to $280.1 million for the full year 2006. The net loss applicable to common stockholders (“net loss”) for the full year 2007 was $(4.0) million, or $(0.03) per share, compared to net income of $17.2 million, or $0.11 per diluted share, for the full year 2006. Results for the full year 2007 included an impairment charge of $6.1 million, a litigation settlement charge of $3.9 million and a loss from discontinued operations of $2.8 million. Net income for the full year 2006 included $15.7 million in “Other Income” from the sale of investments. Excluding the effect of these unusual items, our net income in 2007 would have been $8.9 million compared to $2.3 million in 2006.

These results reflect the reclassification of the Company’s Homeplans business to discontinued operations as well as the restated results for the quarters ended June 30 and September 30, 2007 as described more fully below.

“Despite the sharp downturn and volatility in the real estate market in 2007, we grew revenue in our real estate businesses, namely REALTOR.com®, Top Producer and New Homes,” said Mike Long, Move’s CEO. “For the year we also delivered the highest EBITDA margin in our history and generated positive cash flow for the third consecutive year.”

Total revenue for the fourth quarter was $71.7 million compared to $69.9 million in the fourth quarter of 2006. Net loss applicable to common stockholders (“net loss”) for the fourth quarter of 2007 was $(5.3) million, or $(0.03) per share, compared to net income of $17.2 million, or $0.09 per diluted share, for the fourth quarter of 2006. Results for the fourth quarter of 2007 included an impairment charge of $6.1 million and a loss from discontinued operations of $2.2 million. Net income in the fourth quarter of 2006 included $15.7 million in “Other Income” from the sale of investments. Excluding the effect of these unusual items, our net income in the fourth quarter of 2007 would have been $3.0 million compared to $1.7 million in the fourth quarter of 2006.

Move’s EBITDA (earnings before interest, restructuring charges and certain other non-cash and non-recurring items, principally impairment charges, litigation settlement charges, stock-based compensation charges, depreciation, and amortization) on a non-GAAP basis for the full year 2007 was $30.2 million, compared to $24.8 million for the full year 2006. EBITDA for the fourth quarter of 2007 was $8.7 million, compared to $8.8 million for the fourth quarter of 2006. The Company has reported EBITDA because management uses it to monitor and assess the Company’s performance and believes it is helpful to investors in understanding the Company’s business.

“We continued to grow in a real estate market with declining home values and fewer transactions,” said Lorna Borenstein, Move’s president. “We are shoring up our core real estate business while we transform others. 2008 is about setting ourselves up with new products, a growing consumer audience, new revenue streams and a world class team.”

Homeplans Divestiture

In the fourth quarter of 2007, the Company decided to divest its Homeplans business, which had been reported as part of the Consumer Media segment. A sale of the business is anticipated before the end of 2008. As a result, the operating results of this business have been reclassified as discontinued operations and the assets and liabilities for this business have been reclassified as assets and liabilities from discontinued operations on the balance sheet for all periods presented.

Share Repurchase Program

Under the share repurchase program announced in mid-September, during the fourth quarter, Move, Inc. repurchased 4.2 million shares of its common stock at an average purchase price of $2.40 per share, or a total of $10.0 million.

Restated Financial Statements for Second and Third Quarters of 2007

Today the Company filed amended Form 10-Q/As for the second and third quarter of 2007. The amendments are a result of the need to restate those quarters for a correction in accounting for stock-based compensation related to the Company’s restricted stock unit awards. As previously disclosed, the Company amended the awards in the second quarter of 2007 and at the time, it concluded that with the changes to the awards, the likelihood of attaining those targets was still “probable” and continued to recognize the stock-based compensation expense from the awards. Upon an updated analysis of the awards and FAS 123R, the Company should have concluded that without the amendment, the likelihood was “improbable” and should have stopped recognizing expense. As a result, in the restated numbers, in the second quarter of 2007, the Company reversed all stock-based compensation expense related to the awards from inception, which was the second quarter of 2006, through the first quarter of 2007. In addition, the Company reversed the additional expense previously recognized in the second and third quarter of 2007 in those restated quarters. All of the adjustments made are non-cash charges and do not impact revenue or reported EBITDA in any of those periods. However, the GAAP net loss of $(3.5) million previously reported in the second quarter of 2007 is now net income of $4.4 million, and the net loss previously reported in the third quarter of 2007 of $(4.6) million decreased to $(3.3) million. The details are available in the amendments to the second and third quarter 10-Q/As filed today and in attached tables.

Investments in Auction Rate Securities

As of December 31, 2007 the Company’s cash and short-term investments were $175.6 million, which includes $129.9 million of investments in auction rate securities. These are high-grade (AAA rated) student loan, federal government-backed, auction rate securities issued by student loan funding organizations, which loans are 97% guaranteed under FFELP (Federal Family Education Loan Program). Historically these securities had been considered short term investments and were highly liquid as the interest rates generally reset every 28 days and allowed investors to either roll over their holdings or sell them at par. However, as has been reported in the press, earlier this month the auctions for auction rate securities backed by student loans failed. The auction rate securities continue to pay interest at LIBOR plus 1.5% and there has been no change in the rating of these securities.

As a result of the failed auctions, these securities are currently not liquid. While the Company remains confident it has enough cash to continue to execute its current business plans, it may not be able to access these funds until a future auction of these investments is successful or they are redeemed by the issuer or they mature. Maturity dates range from June 2030 to November 2047.

At this time, there is no evidence that these investments are impaired even though the market for these investments is presently uncertain. The Company will continue to monitor and evaluate these investments on an ongoing basis for impairment. If the credit ratings of the security issuers deteriorate or if normal market conditions do not return in the near future, the Company may be required to reduce the value of its investments through an impairment charge and reflect them as long-term investments on its March 31, 2008, and any future, balance sheets.

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Thursday, February 28, 2008, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Chief Executive Officer, Mike Long, President, Lorna Borenstein, and Chief Financial Officer, Lew Belote, will discuss the Company's fourth quarter and full year 2007 results. In order to participate in the call, investors should log on to http://investor.move.com and click on "Event Calendar." Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site approximately one hour after the end of the call. A telephone replay will be available from 4:00 p.m. Pacific Time (7:00 p.m. Eastern Time) until midnight on March 6, 2008 at 888-286-8010, conference ID 21088127. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move’s Form 10-K for the year ended December 31, 2007 is expected to be filed with the Securities and Exchange Commission on, or before, March 4, 2008.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Move uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment, litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock based compensation and other charges, which is referred to as EBITDA. The Company has also presented a non-GAAP table of Segment Data for the three and twelve months ended December 31, 2007 and 2006 that extracts stock based compensation under SFAS 123R “Share Based Payment”. A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move’s current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

About Move, Inc.

Move, Inc. (NASDAQ: MOVE), the leader in online real estate, is the essential resource for consumers seeking information and connections related to real estate, home financing, home and garden, rentals and professional moving services. Move, Inc. operates Move.com™ (http://www.move.com); REALTOR.com® (http://www.realtor.com), the official Web site of the National Association of REALTORS®; Welcome Wagon® (http://www.welcomewagon.com); Moving.com; and TOP PRODUCER® Systems. Move, Inc. is based in Westlake Village and employs more than 1600 individuals throughout North America. For more information: http://www.move.com.

MOVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
	(unaudited)
Revenue	$71,650	$69,948	$286,283	$280,112
Cost of revenue (1)	14,984	14,183	57,233	58,790
Gross profit	56,666	55,765	229,050	221,322

Operating expenses: (1)
Sales and marketing	26,129	27,201	108,633	107,861
Product and web site development	8,043	8,265	34,656	33,666
General and administrative	20,541	19,659	80,718	79,751
Amortization of intangible assets	514	498	2,028	1,966
Restructuring charges	—	—	—	(278)
Litigation settlement	—	—	3,900	—
Impairment of long-lived assets	6,125	—	6,125	—
Total operating expenses	61,352	55,623	236,060	222,966
Income (loss) from continuing operations	(4,686)	142	(7,010)	(1,644)

Interest income, net	2,469	1,945	9,852	7,249
Other income, net	422	16,808	1,482	17,410
Income (loss) from continuing operations before income taxes	(1,795)	18,895	4,324	23,015

Provision for income taxes	(79)	(134)	(501)	(134)

Net income (loss) from continuing operations	(1,874)	18,761	3,823	22,881

Loss from of discontinued operations	(2,161)	(263)	(2,842)	(776)
Net income (loss)	(4,035)	18,498	981	22,105

Convertible preferred stock dividends and related accretion	(1,256)	(1,315)	(4,977)	(4,859)
Net income (loss) applicable to common stockholders	$(5,291)	$17,183	$(3,996)	$17,246

Basic net income (loss) per share attributable to common stockholders
Continuing operations	$(0.02)	$0.11	$(0.01)	$0.12
Discontinued operations	(0.01)	(0.00)	(0.02)	(0.01)
Net income (loss) attributable to common stockholders	$(0.03)	$0.11	$(0.03)	$0.11

Diluted net income (loss) per share attributable to common stockholders
Continuing operations	$(0.02)	$0.09	$(0.01)	$0.11
Discontinued operations	(0.01)	(0.00)	(0.02)	(0.00)
Net income (loss) attributable to common stockholders	$(0.03)	$0.09	$(0.03)	$0.11

Shares used in calculation of net income (loss) per share
attributable to common stockholders
Basic	153,857	152,992	154,524	151,170
Diluted	153,857	190,452	154,524	163,394

(1) Includes stock-based compensation as follows:

Cost of revenue	$60	$43	$190	$217
Sales and marketing	174	624	1,135	1,697
Product and web site development	336	383	1,181	1,468
General and administrative	3,092	4,244	11,028	11,916
	$3,662	$5,294	$13,534	$15,298

MOVE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months Ended December 31,
	2007	2006
Cash flows from continuing operating activities:
Income from continuing operations	$3,823	$22,881
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation	11,032	10,340
Amortization of intangible assets	2,028	1,966
Gain on sales of property and equipment	(345)	—
Provision for doubtful accounts	1,413	2,187
Impairment of long-lived assets	6,125	—
Stock-based compensation and charges	14,126	15,587
Change in market value of embedded derivative liability	(1,052)	(1,074)
Other non-cash items	83	(305)
Changes in operating assets and liabilities:
Accounts receivable	(1,520)	(2,830)
Other assets	(2,345)	(14,454)
Accounts payable and accrued expenses	2,663	(15,870)
Deferred revenue	(11,585)	5,720

Net cash provided by continuing operating activities	24,446	24,148
Net cash used in discontinued operating activities	(683)	(735)
Net cash provided by operating activities	23,763	23,413

Cash flows from investing activities:
Purchases of property and equipment	(18,738)	(12,917)
Proceeds from the surrender of life insurance policy	5,200	—
Proceeds from sale of marketable equity securities	15,743	—
Maturities of short-term investments	86,550	26,325
Purchases of short-term investments	(73,475)	(30,250)
Proceeds from sale of assets	346	—
Purchases of intangible assets	(619)	(300)
Acquisitions, net	—	(9,572)
Net cash provided by (used in) investing activities	15,007	(26,714)

Cash flows from financing activities:
Proceeds from exercise of stock options	3,064	6,890
Repurchase of company stock	(10,000)	—
Restricted cash	910	747
Payments on capital lease obligations	(1,904)	(2,735)
Net cash provided by (used in) financing activities	(7,930)	4,902

Change in cash and cash equivalents	30,840	1,601

Cash and cash equivalents, beginning of period	14,873	13,272

Cash and cash equivalents, end of period	$45,713	$14,873

MOVE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2007	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$45,713	$14,873
Short-term investments	129,900	142,975
Accounts receivable, net	18,016	17,909
Other current assets	13,906	34,149
Assets of discontinued operations	1,335	3,640
Total current assets	208,870	213,546

Property and equipment, net	32,515	29,018
Goodwill, net	21,097	21,279
Intangible assets, net	15,306	16,715
Restricted cash	3,369	4,279
Other assets	1,371	1,112
Total assets	$282,528	$285,949

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,971	$4,904
Accrued expenses	29,349	26,287
Obligation under capital leases	1,894	1,904
Deferred revenue	38,532	50,036
Liabilities of discontinued operations	335	490
Total current liabilities	75,081	83,621

Obligation under capital leases	273	2,167
Other liabilities	1,508	2,497
Total liabilities	76,862	88,285

Series B convertible preferred stock	101,189	96,212

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	151	154
Additional paid-in capital	2,076,074	2,069,399
Deferred stock-based charges	—	—
Accumulated other comprehensive income	675	326
Accumulated deficit	(1,972,423)	(1,968,427)
Total stockholders’ equity	104,477	101,452

Total liabilities and stockholders’ equity	$282,528	$285,949

MOVE, INC.
SEGMENT OPERATING RESULTS
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Revenue:	(unaudited)		(unaudited)
Real Estate Services	$56,337	$53,596	$220,546	$208,339
Consumer Media	15,313	16,352	65,737	71,773
Total revenue	$71,650	$69,948	$286,283	$280,112

Operating income (loss) (1)
Real Estate Services	$15,527	$12,864	$59,943	$49,905
Consumer Media	(2,039)	(1,305)	(6,356)	(3,315)
Unallocated	(18,174)	(11,417)	(60,597)	(48,234)
Income (Loss) from continuing operations	$(4,686)	$142	$(7,010)	$(1,644)

(1) Includes stock-based compensation as follows:

Real Estate Services	$1,550	$1,917	$4,631	$5,595
Consumer Media	404	494	1,471	1,747
Unallocated	1,708	2,883	7,432	7,956
	$3,662	$5,294	$13,534	$15,298

MOVE, INC.
SEGMENT OPERATING RESULTS
NET OF STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Three months ended
	December 31, 2007
	(unaudited)

	Real Estate Services	Consumer Media	Un- allocated	Stock-based Compen- sation	Total

Revenue	$56,337	$15,313	$—	$—	$71,650
Cost of revenue	9,002	5,354	568	60	14,984
Gross profit	47,335	9,959	(568)	(60)	56,666

Sales and marketing	17,664	7,382	909	174	26,129
Product and web site development	6,035	1,172	500	336	8,043
General and administrative	6,559	3,040	7,850	3,092	20,541
Amortization of intangibles	—	—	514	—	514
Impairment of long-lived assets	—	—	6,125	—	6,125
Total operating expenses	30,258	11,594	15,898	3,602	61,352

Income (loss) from continuing operations	$17,077	$(1,635)	$(16,466)	$(3,662)	$(4,686)

	Three months ended
	December 31, 2006
	(unaudited)

	Real Estate Services	Consumer Media	Un- allocated	Stock-based Compen- sation	Total

Revenue	$53,596	$16,352	$—	$—	$69,948
Cost of revenue	8,817	5,056	267	43	14,183
Gross profit	44,779	11,296	(267)	(43)	55,765

Sales and marketing	17,635	8,157	785	624	27,201
Product and web site development	6,097	931	854	383	8,265
General and administrative	6,266	3,019	6,130	4,244	19,659
Amortization of intangibles	—	—	498	—	498
Total operating expenses	29,998	12,107	8,267	5,251	55,623

Income (loss) from continuing operations	$14,781	$(811)	$(8,534)	$(5,294)	$142

MOVE, INC.
SEGMENT OPERATING RESULTS
NET OF STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Twelve months ended
	December 31, 2007
	(unaudited)

	Real Estate Services	Consumer Media	Un- allocated	Stock-based Compen- sation	Total

Revenue	$220,546	$65,737	$—	$—	$286,283
Cost of revenue	34,564	20,130	2,349	190	57,233
Gross profit	185,982	45,607	(2,349)	(190)	229,050

Sales and marketing	70,519	31,945	5,034	1,135	108,633
Product and web site development	26,174	5,768	1,533	1,181	34,656
General and administrative	24,715	12,779	32,196	11,028	80,718
Amortization of intangibles	—	—	2,028	—	2,028
Litigation settlement	—	—	3,900	—	3,900
Impairment of long-lived assets	—	—	6,125	—	6,125
Total operating expenses	121,408	50,492	50,816	13,344	236,060

Income (loss) from continuing operations	$64,574	$(4,885)	$(53,165)	$(13,534)	$(7,010)

	Twelve months ended
	December 31, 2006
	(unaudited)

	Real Estate Services	Consumer Media	Un- allocated	Stock-based Compen- sation	Total

Revenue	$208,339	$71,773	$—	$—	$280,112
Cost of revenue	33,204	22,228	3,141	217	58,790
Gross profit	175,135	49,545	(3,141)	(217)	221,322

Sales and marketing	68,828	33,554	3,782	1,697	107,861
Product and web site development	24,105	4,024	4,069	1,468	33,666
General and administrative	26,702	13,535	27,598	11,916	79,751
Amortization of intangibles	—	—	1,966	—	1,966
Restructuring charges	—	—	(278)	—	(278)
Total operating expenses	119,635	51,113	37,137	15,081	222,966

Income (loss) from continuing operations	$55,500	$(1,568)	$(40,278)	$(15,298)	$(1,644)

MOVE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

INCOME (LOSS) FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND CERTAIN OTHER NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY IMPAIRMENT CHARGES, LITIGATION SETTLEMENT CHARGES, STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AND AMORTIZATION (EBITDA)

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Income (loss) from continuing operations	$(4,686)	$142	$(7,010)	$(1,644)

Plus:
Stock-based charges	143	161	592	289
Amortization of intangible assets	514	498	2,028	1,966
Depreciation	2,912	2,725	11,032	10,340
Stock-based compensation	3,662	5,294	13,534	15,298
Restructuring charge (reversal)	—	—	—	(278)
Litigation settlement	—	—	3,900	—
Impairment of long-lived assets	6,125	—	6,125	—
Non-recurring refund of insurance premium	—	—	—	(1,184)
EBITDA	$8,670	$8,820	$30,201	$24,787

MOVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(quarterly results revised for discontinued operations)
(in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007
		(restated) (a)	(restated) (a)

Revenues	$68,894	$71,820	$73,919	$71,650	$286,283
Cost of revenues	13,337	14,016	14,896	14,984	57,233
Gross profit	55,557	57,804	59,023	56,666	229,050

Operating expenses:
Sales and marketing	27,404	26,966	28,134	26,129	108,633
Product and web site development	8,775	9,223	8,615	8,043	34,656
General and administrative	20,386	17,029	22,762	20,541	80,718
Amortization of intangible assets	498	505	511	514	2,028
Litigation settlement	-	-	3,900	-	3,900
Impairment of long-lived assets	-	-	-	6,125	6,125
Total operating expenses	57,063	53,723	63,922	61,352	236,060
Income (loss) from continuing operations	(1,506)	4,081	(4,899)	(4,686)	(7,010)

Interest income, net	2,313	2,503	2,567	2,469	9,852
Other income, net	755	(371)	676	422	1,482
Income (loss) from continuing operation before income taxes	$1,562	$6,213	$(1,656)	$(1,795)	$4,324

Provision for income taxes	(84)	(169)	(169)	(79)	(501)
Net income (loss) from continuing operations	1,478	6,044	(1,825)	(1,874)	3,823
Loss from discontinued operations	(83)	(380)	(218)	(2,161)	(2,842)
Net income (loss)	$1,395	$5,664	$(2,043)	$(4,035)	$981
Convertible preferred stock dividends and related accretion	(1,232)	(1,241)	(1,248)	(1,256)	(4,977)
Net income (loss) applicable to common stockholders	$163	$4,423	$(3,291)	$(5,291)	$(3,996)

(a) Restated for revision to stock-based compensation

MOVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(quarterly results revised for discontinued operations)
(in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	December 31, 2006

Revenues	$65,989	$70,914	$73,261	$69,948	$280,112
Cost of revenues	14,531	14,702	15,374	14,183	58,790
Gross profit	51,458	56,212	57,887	55,765	221,322

Operating expenses:
Sales and marketing	24,627	27,693	28,340	27,201	107,861
Product and web site development	8,291	8,732	8,378	8,265	33,666
General and administrative	20,532	18,969	20,591	19,659	79,751
Amortization of intangible assets	473	498	497	498	1,966
Restructuring charges	-	-	(278)	-	(278)
Total operating expenses	53,923	55,892	57,528	55,623	222,966
Income (loss) from continuing operations	(2,465)	320	359	142	(1,644)

Interest income, net	1,615	1,794	1,895	1,945	7,249
Other income, net	72	431	99	16,808	17,410
Income (loss) from continuing operations before income taxes	$(778)	$2,545	$2,353	$18,895	$23,015

Provision for income taxes	-	-	-	(134)	(134)
Net income (loss) from continuing operations	$(778)	$2,545	$2,353	$18,761	$22,881
Income (loss) from discontinued operations	(381)	52	(184)	(263)	(776)
Net income (loss)	(1,159)	2,597	2,169	18,498	22,105
Convertible preferred stock dividends and related accretion	(1,174)	(1,181)	(1,189)	(1,315)	(4,859)
Net income (loss) applicable to common stockholders	$(2,333)	$1,416	$980	$17,183	$17,246

MOVE, INC.
SEGMENT OPERATING RESULTS
(quarterly results revised for discontinued operations)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007
		(restated) (a)	(restated) (a)
Revenue:
Real Estate Services	$53,523	$54,750	$55,936	$56,337	$220,546
Consumer Media	15,371	17,070	17,983	15,313	65,737
Total revenue	$68,894	$71,820	$73,919	$71,650	$286,283

Operating income (loss) (1)
Real Estate Services	$13,229	$16,277	$14,910	$15,527	$59,943
Consumer Media	(2,696)	(1287)	(334)	(2039)	(6,356)
Unallocated	(12,039)	(10,909)	(19,475)	(18,174)	(60,597)
Income (Loss) from continuing operations	$(1,506)	$4,081	$(4,899)	$(4,686)	$(7,010)

(1) Includes stock-based compensation as follows:
Real Estate Services	$2,078	$(442)	$1,445	$1,550	$4,631
Consumer Media	643	(25)	449	404	1,471
Unallocated	2,665	346	2,713	1,708	7,432
	$5,386	$(121)	$4,607	$3,662	$13,534

	Three Months Ended				Twelve Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	December 31, 2006

Revenue:
Real Estate Services	$49,249	$52,099	$53,395	$53,596	$208,339
Consumer Media	16,740	18,815	19,866	16,352	71,773
Total revenue	$65,989	$70,914	$73,261	$69,948	$280,112

Operating income (loss) (1)
Real Estate Services	$11,597	$11,379	$14,065	$12,864	$49,905
Consumer Media	(1,470)	180	(720)	(1,305)	(3,315)
Unallocated	(12,592)	(11,239)	(12,986)	(11,417)	(48,234)
Income (Loss) from continuing operations	$(2,465)	$320	$359	$142	$(1,644)

(1) Includes stock-based compensation as follows:
Real Estate Services	$1,280	$1,068	$1,330	$1,917	$5,595
Consumer Media	589	303	361	494	1,747
Unallocated	1,466	1,160	2,447	2,883	7,956
	$3,335	$2,531	$4,138	$5,294	$15,298

(a) Restated for revision to stock-based compensation

MOVE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

INCOME (LOSS) FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND CERTAIN OTHER NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY IMPAIRMENT CHARGES, LITIGATION SETTLEMENT CHARGES, STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AND AMORTIZATION (EBITDA)

(quarterly results revised for discontinued operations)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007
		(restated) (a)	(restated) (a)

Income (loss) from continuing operations	$(1,506)	$4,081	$(4,899)	$(4,686)	$(7,010)
Add Back:
Stock-based charges	148	136	165	143	592
Depreciation expense	2,615	2,654	2,851	2,912	11,032
Amortization of intangible assets	498	505	511	514	2,028
Stock based compensation	5,386	(121)	4,607	3,662	13,534
Impairment of long-lived assets	-	-	-	6,125	6,125
Litigation settlement	-	-	3,900	-	3,900
EBITDA	$7,141	$7,255	$7,135	$8,670	$30,201

	Three Months Ended				Twelve Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	December 31, 2006

Income (loss) from continuing operations	$(2,465)	$320	$359	$142	$(1,644)
Add Back:
Stock-based charges	141	(174)	161	161	289
Depreciation expense	2,404	2,532	2,679	2,725	10,340
Amortization of intangible assets	473	498	497	498	1,966
Stock based compensation	3,335	2,531	4,138	5,294	15,298
Directors' and officers' insurance premium refund	-	(1,184)	-	-	(1,184)
Restructuring charges	-	-	(278)	-	(278)

EBITDA	$3,888	$4,523	$7,556	$8,820	$24,787

(a) Restated for revision to stock-based compensation

CONTACT:
Move, Inc.
Mollie O’Brien, Investor Relations, 805-557-3846
investorrelations@move.com